FORM OF AWARD AGREEMENT AWARD TERMS OF PERFORMANCE SHARE UNITS GRANTED UNDER THE CELSIUS HOLDINGS INC. 2015 STOCK INCENTIVE PLAN Introduction You have been granted Performance Share Units under the Celsius Holdings, Inc. 2015 Stock Incentive Plan (“2015 Plan”), subject to the following Award Terms. This grant is also subject to the terms of the 2015 Plan, which are hereby incorporated by reference. However, to the extent that an Award Term conflicts with the 2015 Plan, the 2015 Plan shall govern. Unless otherwise defined herein, the terms defined in the 2015 Plan shall have the same defined meanings in these Award Terms, including any appendices to these Award Terms (hereinafter, collectively referred to as the “Agreement”). Grant Award Acceptance IF YOU DO NOT ACCEPT YOUR PERFORMANCE SHARE UNITS IN THE MANNER INSTRUCTED BY THE COMPANY, YOUR PERFORMANCE SHARE UNITS WILL BE SUBJECT TO CANCELLATION. Date of Grant [ ] (“Date of Grant”) Type of Awards Performance Share Units (“PSUs”) Dividend Equivalents Dividends payable on the total number of shares represented by your Performance Share Units (including whole and fractional Performance Share Units) will be allocated to your account in the form of Performance Share Units (whole and fractional) based upon the closing stock price as reported on the Nasdaq Stock Market, Inc. on the date of the dividend payment. Dividend equivalent units will be determined after the end of the Performance Period and credited to your account at that time based on the performance-adjusted number of Performance Share Units in your account. Dividend equivalent units will be calculated by taking the final performance-adjusted Performance Share Units and calculating the dividend equivalent units for the first dividend payment date for the Performance Period. The resulting number of dividend equivalent units from the first dividend payment date will be added to the final performance-adjusted number of Performance Share Units before calculating the 2 dividend equivalent units for the second dividend payment date during the Performance Period. This process will be repeated for each subsequent dividend payment date during the Performance Period. Restricted Period You may not sell, gift, or otherwise transfer or dispose of any of the Performance Share Units during the “Restricted Period.” The Restricted Period commences on the Date of Grant and lapses as set forth herein. Vesting Schedule The Performance Share Units shall only vest if the performance goals set forth on Exhibit A hereto (the “Performance Goals”) are satisfied as of the end of the performance period set forth in Exhibit A, running from [________] – [_______] (the “Performance Period”), and you remain employed on the Determination Date. If any portion of the Performance Share Units are determined to be earned as of the Determination Date (as defined on Exhibit A), the Restricted Period shall lapse with respect to such Performance Share Units on the Determination Date, subject to your remaining employed on such date, and any portion of the Performance Share Units that are determined to not be so earned will be forfeited on the Determination Date. To the extent your employment terminates for any reason prior to the Determination Date (unless otherwise provided herein or in an agreement between you and the Company or the terms of the 2015 Plan) all the Performance Share Units will be forfeited. Payment Performance Share Units, if earned, shall be paid to you when the Restricted Period lapses in accordance with the schedule set forth under “Restricted Period.” Performance Share Units are payable in one share of Stock for each whole unit and a cash payment for any fraction of a unit. The value of each fractional unit will be based on the closing price of Stock as reported on the Nasdaq Stock Market Inc. as of immediately prior to the effective date of payment. Payment shall be made no later than [_______]. 3 Code Section 409A To the extent that an amount that is considered “nonqualified deferred compensation” subject to Code Section 409A (“deferred compensation”) is payable on account of your termination of employment, no amounts shall be paid hereunder on account thereof unless such termination of employment constitutes a “separation from service,” within the meaning of Code Section 409A. If you are a “specified employee,” within the meaning of Code Section 409A, no amount that is deferred compensation shall be paid or delivered, on account of your separation from service, earlier than the date that is six months after such separation from service. Amounts otherwise payable during that six month period shall be paid on the date that is six months and one day after your separation from service. The Performance Share Units are intended to be exempt from or compliant with Code Section 409A and the U.S. Treasury Regulations relating thereto so as not to subject you to the payment of additional taxes and interest under Code Section 409A or other adverse tax consequences. In furtherance of this intent, the provisions of this Agreement will be interpreted, operated, and administered in a manner consistent with these intentions. The Committee may modify the terms of this Agreement, the 2015 Plan or both, without your consent, in the manner that the Committee may determine to be necessary or advisable in order to comply with Code Section 409A or to mitigate any additional tax, interest and/or penalties or other adverse tax consequences that may apply under Code Section 409A if compliance is not practical. This section does not create an obligation on the part of the Company to modify the terms of this Agreement or the 2015 Plan and does not guarantee that the Performance Share Units or the delivery of shares of Stock upon vesting/settlement of the Performance Share Units will not be subject to taxes, interest and penalties or any other adverse tax consequences under Code Section 409A. In no event whatsoever shall the Company be liable to any party for any additional tax, interest or penalties that may be imposed on you by Code Section 409A or any damages for failing to comply with Code Section 409A. Recoupment Policy This Award shall be subject to the Company’s Policy regarding the mandatory recovery of Compensation (as it may 4 be amended from time to time), the terms of which are incorporated herein by reference. Repayment/Forfeiture Any benefits you may receive hereunder shall be subject to repayment or forfeiture as may be required to comply with the requirements of the U.S. Securities and Exchange Commission or any applicable law, including the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act, or any securities exchange on which the Stock is traded, as may be in effect from time to time. Corporate Transactions and Change in Control Effective upon the consummation or occurrence of a Corporate Transaction or Change in Control, as defined in the 2015 Plan, any unvested Performance Share Units shall vest at target and shall otherwise remain subject to the terms of this Agreement unless, and notwithstanding Section 11 of the 2015 Plan, the Performance Share Units are Replaced with a replacement award. For purposes of clarification, in the event of a termination of employment by the Company without Cause or by you with Good Reason within three months prior to or within two years following a Corporate Transaction or Change in Control and prior to the Determination Date, any unvested Performance Share Units shall vest at target and shall otherwise remain subject to the terms of this Agreement. Withholding You acknowledge that the Company and/or your employer (the “Employer”) (1) make no representations or undertakings regarding the treatment of any income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the 2015 Plan and legally applicable to you (“Tax-Related Items”) in connection with any aspect of the Performance Share Units, including, but not limited to, the grant, vesting or settlement of the Performance Share Units, the subsequent sale of shares of Stock acquired pursuant to such settlement and the receipt of any dividends and/or any dividend equivalents; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Performance Share Units to reduce or eliminate your liability for Tax- Related Items or achieve any particular tax result. Further, if you are subject to Tax-Related Items in more than one jurisdiction, the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

5 Prior to any relevant taxable or tax withholding event, as applicable, you agree to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, you authorize the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax- Related Items by one or a combination of the following: (i) withholding from your wages or other cash compensation paid to you by the Company and/or the Employer; or (ii) withholding from proceeds of the sale of shares of Stock acquired upon settlement of the Performance Share Units either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization without further consent); or (iii) withholding in shares of Stock to be issued upon settlement of the Performance Share Units, provided however that if you are a Section 16 officer of the Company under the Exchange Act, then the Committee shall establish the method of withholding from alternatives (i) – (iii) herein. If the obligation for Tax-Related Items is satisfied by withholding in shares of Stock, for tax purposes, you are deemed to have been issued the full number of shares of Stock subject to the vested Performance Share Units, notwithstanding that a number of the shares of Stock are held back solely for the purpose of paying the Tax-Related Items. Finally, you agree to pay to the Company or the Employer, any amount of Tax- Related Items that the Company or the Employer may be required to withhold or account for as a result of your participation in the 2015 Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the shares or the proceeds of the sale of shares of Stock, if you fail to comply with your obligations in connection with the Tax-Related Items. Notwithstanding anything in this section to the contrary, to avoid a prohibited acceleration under Code Section 409A, if shares of Stock subject to the Performance Share Units will be withheld (or sold on your behalf) to satisfy any Tax Related Items arising prior to the date of settlement of the Performance Share Units for any portion of the Performance Share Units that is considered nonqualified deferred compensation subject to Code Section 409A, then the number of shares withheld (or sold on your behalf) shall not exceed 6 the number of shares that equals the liability for Tax-Related Items. Severability The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable. Waiver You acknowledge that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by you or any other participant. INTERNATIONAL AWARDS: Appendix Notwithstanding any provisions in these Award Terms, the Performance Share Units shall be subject to the additional terms and conditions set forth in Appendix A to this Agreement and to any special terms and provisions as set forth in Appendix B for your country, if any. Moreover, if you relocate to one of the countries included in Appendix B, the special terms and conditions for such country will apply to you, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. Appendix A and B constitute part of these Award Terms. Imposition of Other Requirements The Company reserves the right to impose other requirements on your participation in this Agreement, on the Performance Share Units and on any shares of Stock acquired under the 2015 Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. EXHIBIT A PERFORMANCE GOALS The Performance Goals are based on the following performance measures and weightings: Measure Weighting Each measure is defined as follows: [_________________] Committee Discretion: The HRCC has the discretion to consider and adjust for the impact of extraordinary events on the results of the above metrics. Performance and Measurement Period The “Performance Period” is [________________]. Performance Goals The Performance Goals will be considered achieved according to the following: [_____] Determination Date The “Determination Date” is the date no later than [________________] on which the Committee determines whether, and the extent to which, the Performance Goals have been achieved. INTERNATIONAL AWARDS: APPENDIX A ADDITIONAL TERMS AND CONDITIONS This Appendix includes additional terms and conditions that govern the Performance Share Units. These terms and conditions are in addition to, or, if so indicated, in place of, the terms and conditions set forth in the Award Terms. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Award Terms or the 2015 Plan. Data Privacy You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this Agreement and any other Performance Share Unit grant materials by and among, as applicable, the Employer, the Company and its Subsidiaries or Affiliates for the exclusive purpose of implementing, administering and managing your participation in the 2015 Plan. You understand that the Company and the Employer may hold certain personal information about you, including, but not limited to, your name, home address, email address and telephone number, date of birth, social insurance number, passport number or other identification number (e.g., resident registration number), salary, nationality, job title, any stock or directorships held in the Company, details of all Performance Share Units or any other entitlement to stock or equivalent benefits awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the exclusive purpose of implementing, administering and managing the 2015 Plan (“Data”). You understand that Data will be transferred to any third parties assisting the Company with the implementation, administration and management of the 2015 Plan. You understand that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of the Data by contacting your local human resources representative. You authorize the Company, its Subsidiaries and Affiliates, the Employer and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the 2015 Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing your participation in the 2015 Plan. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the 2015 Plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consent herein, in any case without cost, by contacting in writing your local human resources representative. Further, you understand that you are providing the consent herein on a purely voluntary basis. If you do not consent, or if you later seek to revoke your consent, your employment status or service with the Employer will not be affected; the only consequence of refusing or withdrawing your consent is that the Company would not be able to grant you Performance Share Units or other awards or administer or maintain such awards (i.e., the award would be null and void). Therefore, you understand that refusing or withdrawing your consent may affect your ability to participate in the 2015 Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative. Finally, upon request of the Company or the Employer, you agree to provide an executed data privacy consent form (or any other agreements or consents that may be required by the Company and/or the Employer) that the Company and/or the Employer may deem necessary to obtain from you for the purpose of administering your participation in the Plan in compliance with the data privacy laws in your country, either now or in the future. You understand and agree that you will not be able to participate in the Plan if you fail to provide any such consent or agreement requested by the Company and/or the Employer. Nature of Grant By participating in the 2015 Plan, you acknowledge, understand and agree that: (a) the 2015 Plan is established voluntarily by the Company, it is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the 2015 Plan; (b) the grant of the Performance Share Units is exceptional voluntary and occasional and does not create any contractual or other right to receive future grants, or benefits in lieu of Performance Share Units, even if Performance Share Units have been granted in the past; (c) all decisions with respect to future grants of Performance Share Units, if any, will be at the sole discretion of the Company; (d) you are voluntarily participating in the 2015 Plan; (e) the Performance Share Units and the shares of Stock subject to the Performance Share Units, and the income and value of same are not intended to replace any pension rights or compensation; (f) unless otherwise agreed with the Company in writing, the Performance Share Units and the shares of Stock subject to the Performance Share Units, and the income and value of same, are not granted as consideration for, or in connection with, any service you may provide as a director of a Subsidiary or Affiliate; (g) the Performance Share Units and the shares of Stock subject to the Performance Share Units and the income and value of same are not part of normal or expected compensation for any purpose including, without limitation, calculating any severance, resignation, termination, redundancy, holiday pay, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar mandatory payments; (h) the future value of the underlying shares of Stock is unknown, indeterminable and cannot be predicted with certainty; (i) no claim or entitlement to compensation or damages shall arise from forfeiture of the Performance Share Units resulting from the termination of your employment or other service relationship (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or the terms of your employment agreement, if any); (j) for purposes of the Performance Share Units, your employment or other service relationship will be considered terminated as of the date you are no longer actively providing services to the Company, the Employer or any of the other Subsidiaries or Affiliates of the Company (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or the terms of your employment agreement, if any), and unless otherwise expressly provided in this Agreement or determined by the Company, your right to vest in the Performance Share Units under this Agreement, if any, will terminate as of such date and will not be extended by any notice period (e.g., your period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where you are employed or the terms of your employment agreement, if any); the Committee shall have the exclusive discretion to determine when you are no longer actively providing services for purposes of the Performance Share Unit grant (including whether you may still be considered to be providing services while on an approved leave of absence); (k) unless otherwise provided in the 2015 Plan or by the Company in its discretion, the Performance Share Units and the benefits evidenced by this Agreement do not create any entitlement to have the Performance Share Units or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of the Company; and (l) neither the Company, the Employer nor any Subsidiary or Affiliate shall be liable for any foreign exchange rate fluctuation between your local currency and the U.S. dollar that may affect the value of the Performance Share Units or of any amount due to you pursuant to the settlement of the Performance Share Units or the subsequent sale of any shares of Stock acquired upon settlement. No Advice Regarding Grant The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your participation in the 2015 Plan, or your acquisition or sale of the underlying shares of Stock. You understand and agree that you should consult with your own personal tax, legal and financial advisors regarding your participation in the 2015 Plan before taking any action related to the 2015 Plan. Venue Any and all disputes relating to, concerning or arising from this Agreement, or relating to, concerning or arising from the relationship between the parties evidenced by the Performance Share Units or this Agreement, shall be brought and heard exclusively in courts situated in the State of New York in New York County. Each of the parties hereby represents and agrees that such party is subject to the personal jurisdiction of said courts; hereby irrevocably consents to the jurisdiction of such courts in any legal or equitable proceedings related to, concerning or arising from such dispute, and waives, to the fullest extent permitted by law, any objection which such party may now or hereafter have that the laying of the venue of any legal or equitable proceedings related to, concerning or arising from such dispute which is brought in such courts is improper or that such proceedings have been brought in an inconvenient forum. Language If you have received this Agreement or any other document related to this Agreement translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control. Electronic Delivery and Acceptance The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the 2015 Plan by electronic means. You hereby consent to receive such documents by electronic delivery and agree to participate in the 2015 Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company. Insider Trading/Market Abuse Laws You may be subject to insider trading restrictions and/or market abuse laws based on the exchange on which the shares of Stock are listed and in applicable jurisdictions including the United States and your country or your broker’s country, if different, which may affect your ability to accept, acquire, sell or otherwise dispose of shares of Stock, rights to shares of Stock (e.g., Performance Share Units) or rights linked to the value of shares of Stock under the 2015 Plan during such times as you are considered to have “inside information” regarding the Company (as defined by the laws in the applicable jurisdictions). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders you placed before you possessed inside information. Furthermore, you could be prohibited from (a) disclosing the inside information to any third party and (b) “tipping” third parties or causing them otherwise to buy or sell securities (third parties include fellow employees). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under the Company’s insider trading policy. You acknowledge that it is your responsibility to comply with any applicable restrictions, and you should speak to your personal advisor on this matter. Foreign Asset/ Account Reporting Requirements Your country may have certain foreign asset and/or account reporting requirements which may affect your ability to acquire or hold shares of Stock under the 2015 Plan or cash received from participating in the 2015 Plan (including from any dividends received or sale proceeds arising from the sale of shares of Stock) in a brokerage or bank account outside your country. You may be required to report such accounts, assets or transactions to the tax or other authorities in your country. You also may be required to repatriate sale proceeds or other funds received as a result of your participation in the 2015 Plan to your country through a designated bank or broker and/or within a certain time after receipt. You acknowledge that it is your responsibility to comply with such regulations, and you should consult your personal legal advisor for any details.

INTERNATIONAL AWARDS: APPENDIX B COUNTRY-SPECIFIC TERMS AND CONDITIONS This Appendix includes additional terms and conditions that govern the Performance Share Units granted to you under the 2015 Plan if you reside in one of the countries listed herein. These terms and conditions are in addition to, or if so indicated, in place of the terms and conditions set forth in the Award Terms or Appendix A. You should be aware that local exchange control laws may apply to you as a result of your participation in the 2015 Plan. By accepting the Performance Share Units, you agree to comply with applicable exchange control laws associated with your participation in the 2015 Plan. If you have any questions regarding your responsibilities in this regard, you agree to seek advice from your personal legal advisor, at your own cost, and further agree that neither the Company nor any Subsidiary or Affiliate will be liable for any fines or penalties resulting from your failure to comply with applicable laws. If you are a citizen or resident of a country other than the one in which you are currently working, transfer employment and/or residency after the Performance Share Units are granted or are considered a resident of another country for local law purposes, the terms and conditions contained herein may not be applicable to you, and the Company shall, in its discretion, determine to what extent the terms and conditions contained herein shall apply to you. BELGIUM There are no country specific provisions. BRAZIL Compliance with Law. By accepting the Performance Share Units, you acknowledge that you agree to comply with applicable Brazilian laws and pay any and all applicable taxes associated with the vesting of the Performance Share Units, the receipt of any dividends, and the sale of shares of Stock acquired under the 2015 Plan. Labor Law Acknowledgement. This provision supplements the acknowledgments contained in the Nature of Grant section of Appendix A: By accepting the Performance Share Units, you agree that (i) you are making an investment decision, (ii) the shares of Stock will be issued to you only if the vesting conditions are met and any necessary services are rendered by you over the vesting period, and (iii) the value of the underlying shares of Stock is not fixed and may increase or decrease in value over the vesting period without compensation to you. CHINA The following applies only to Grantees who are exclusively citizens of the People’s Republic of China (“China”) and who reside in mainland China, as determined by the Company in its sole discretion. Settlement of Performance Share Units and Sale of Shares. To facilitate compliance with exchange control requirements, you agree to the sale of any shares of Stock to be issued to you upon vesting and settlement of the Award. The sale will occur (i) immediately upon the vesting/settlement of the Performance Share Units, (ii) following your termination of employment from the Company or one of its Subsidiaries or Affiliates, or (iii) within any other time frame as the Company determines to be necessary to comply with local regulatory requirements. You further agree that the Company is authorized to instruct its designated broker to assist with the mandatory sale of such shares (on your behalf pursuant to this authorization) and you expressly authorizes the Company’s designated broker to complete the sale of such shares. You acknowledge that the Company’s designated broker is under no obligation to arrange for the sale of the shares at any particular price. Upon the sale of the shares of Stock, the Company agrees to pay you the cash proceeds from the sale, less any brokerage fees or commissions and subject to any obligation to satisfy Tax-Related Items. You agree that the payment of the cash proceeds will be subject to the repatriation requirements described below. You further agree that any shares to be issued to you shall be deposited directly into an account with the Company’s designated broker. The deposited shares shall not be transferable (either electronically or in certificate form) from the brokerage account. This limitation shall apply both to transfers to different accounts with the same broker and to transfers to other brokerage firms. The limitation shall apply to all shares of Stock issued to you under the 2015 Plan, whether or not you continue to be employed by the Company or one of its Subsidiaries or Affiliates. If you sell shares of Stock issued upon vesting/settlement of the Performance Share Units, the repatriation requirements described below shall apply. Exchange Control Requirements. You understand and agree that, pursuant to local exchange control requirements, you will be required to immediately repatriate to China the cash proceeds from the sale of shares of Stock acquired from the Performance Share Units and any dividends. You further understand that, under local law, such repatriation of the cash proceeds may need to be effected through a special exchange control account established by the Company or a Subsidiary or Affiliate of the Company and you hereby consent and agree that the proceeds from the sale of shares of Stock acquired from the Performance Share Units, any dividends or dividend equivalents may be transferred to such special account prior to being delivered to you. The proceeds may be paid in U.S. dollars or local currency at the Company’s discretion. If the proceeds are paid in U.S. dollars, you acknowledge that you may be required to set up a U.S. dollar bank account in China so that the proceeds may be delivered to this account. If the proceeds are converted to local currency, you acknowledge that the Company (including its Subsidiaries and Affiliates) is under no obligation to secure any currency conversion rate and may face delays in converting the proceeds to local currency due to exchange control restrictions in China. You agree to bear any currency fluctuation risk between the date the shares of Stock acquired from the Performance Share Units are sold and any dividends or dividend equivalents are paid and the time that (i) the Tax-Related Items are converted to local currency and remitted to the tax authorities and (ii) net proceeds are converted to local currency and distributed to you. You acknowledge that neither the Company nor any Subsidiary or Affiliate will be held liable for any delay in delivering the proceeds to you. You agree to sign any agreements, forms and/or consents that may be requested by the Company or the Company’s designated broker to effect any of the remittances, transfers, conversions or other processes affecting the proceeds. Finally, you agree to comply with any other requirements that may be imposed by the Company in the future in order to facilitate compliance with exchange control requirements in China. FRANCE Consent to Receive Information in English. By accepting the Award, you confirm having read and understood the documents relating to this grant (the 2015 Plan and the Agreement) which were provided in the English language. You accept the terms of these documents accordingly. En acceptant l’attribution, vous confirmez ainsi avoir lu et compris les documents relatifs à cette attribution (le 2015 Plan et ce Contrat) qui ont été communiqués en langue anglaise. Vous acceptez les termes en connaissance de cause. Award Not French-qualified. The Performance Share Units granted under this Agreement are not intended to qualify for specific tax and social security treatment pursuant to Sections L. 225-197- 1 to L. 225-197-6 of the French Commercial Code, as amended. GERMANY There are no country specific provisions. INDIA There are no country specific provisions. ITALY Data Privacy. This provision replaces the Data Privacy section of Appendix A: You understand that the Employer, the Company and any Subsidiary or Affiliate may hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance (to the extent permitted under Italian law) or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company or any Subsidiary or Affiliate, details of all Performance Share Units or other entitlement to shares of stock or equivalent benefits granted, awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the exclusive purpose of implementing, managing and administering the 2015 Plan (“Data”). You also understand that providing the Company with Data is necessary for the performance of the 2015 Plan and that your refusal to provide such Data would make it impossible for the Company to perform its contractual obligations and may affect your ability to participate in the 2015 Plan. The Controller of personal data processing is [CLIENT], with registered offices at [LOCATION] You understand that Data will not be publicized, but it may be transferred to banks, other financial institutions, or brokers involved in the management and administration of the 2015 Plan. You understand that Data may also be transferred to the Company’s stock plan service provider, [PROVIDER NAME], or such other administrator that may be engaged by the Company in the future. You further understand that the Company and/or any Subsidiary or Affiliate will transfer Data among themselves as necessary for the purpose of implementing, administering and managing your participation in the 2015 Plan, and that the Company and/or any Subsidiary or Affiliate may each further transfer Data to third parties assisting the Company in the implementation, administration, and management of the 2015 Plan, including any requisite transfer of Data to a broker or other third party with whom you may elect to deposit any shares of Stock acquired at vesting of the Performance Share Units. Such recipients may receive, possess, use, retain, and transfer Data in electronic or other form, for the purposes of implementing, administering, and managing your participation in the 2015 Plan. You understand that these recipients may be located in or outside the European Economic Area, such as in the United States or elsewhere. Should the Company exercise its discretion in suspending all necessary legal obligations connected with the management and administration of the 2015 Plan, it will delete Data as soon as it has completed all the necessary legal obligations connected with the management and administration of the 2015 Plan. You understand that Data-processing related to the purposes specified above shall take place under automated or non-automated conditions, anonymously when possible, that comply with the purposes for which Data is collected and with confidentiality and security provisions, as set forth by applicable Italian data privacy laws and regulations, with specific reference to Legislative Decree no. 196/2003. The processing activity, including communication, the transfer of Data abroad, including outside of the European Economic Area, as herein specified and pursuant to applicable Italian data privacy laws and regulations, does not require your consent thereto as the processing is necessary to performance of contractual obligations related to implementation, administration, and management of the 2015 Plan. You understand that, pursuant to Section 7 of the Legislative Decree no. 196/2003, you have the right to, including but not limited to, access, delete, update, correct, or terminate, for legitimate reason, the Data processing. Furthermore, you are aware that Data will not be used for direct marketing purposes. In addition, Data provided can be reviewed and questions or complaints can be addressed by contacting your local human resources representative. 2015 Plan Document Acknowledgment. In accepting the grant of the Performance Share Units, you acknowledge that you have received a copy of the 2015 Plan and this Agreement and have reviewed the 2015 Plan and this Agreement in their entirety and fully understand and accept all provisions of the 2015 Plan and this Agreement. You acknowledge that you have read and specifically and expressly approved the following sections of this Agreement: Termination of Employment; Withholding; Imposition of Other Requirements; Nature of Grant; Venue; Language; and the Data Privacy section included in this Appendix. JAPAN There are no country specific provisions.

MEXICO No Entitlement or Claims for Compensation. These provisions supplement the Nature of Grant section of Appendix A: Modification. By accepting the Performance Share Units, you understand and agree that any modification of the 2015 Plan or the Agreement or its termination shall not constitute a change or impairment of the terms and conditions of your employment. Policy Statement. The Award of Performance Share Units the Company is making under the 2015 Plan is unilateral and discretionary and, therefore, the Company reserves the absolute right to amend it and discontinue it at any time without any liability. The Company, with registered offices at [LOCATION] is solely responsible for the administration of the 2015 Plan and participation in the 2015 Plan and the acquisition of shares does not, in any way, establish an employment relationship between you and the Company since you are participating in the 2015 Plan on a wholly commercial basis, and the sole employer is [CLIENT] nor does it establish any rights between you and the Employer. 2015 Plan Document Acknowledgement. By accepting the Award of Performance Share Units, you acknowledge that you have received copies of the 2015 Plan, have reviewed the 2015 Plan and the Agreement in their entirety and fully understand and accept all provisions of the 2015 Plan and the Agreement. In addition, by accepting the Agreement, you further acknowledge that you have read and specifically and expressly approve the terms and conditions in the Agreement, in which the following is clearly described and established: (i) participation in the 2015 Plan does not constitute an acquired right; (ii) the 2015 Plan and participation in the 2015 Plan is offered by the Company on a wholly discretionary basis; (iii) participation in the 2015 Plan is voluntary; and (iv) the Company and any Subsidiary or Affiliates are not responsible for any decrease in the value of the shares of Stock underlying the Performance Share Units. Finally, you hereby declare that you do not reserve any action or right to bring any claim against the Company for any compensation or damages as a result of your participation in the 2015 Plan and therefore grant a full and broad release to the Employer, the Company and any Subsidiary or Affiliate with respect to any claim that may arise under the 2015 Plan. Spanish Translation Sin derecho a Compensación o a su reclamación. Las presentes disposiciones complementan el apartado denoninado Naturaleza del Otorgamiento de los Términos del Otorgamiento: Modificación. Al aceptar las Acciones Restringidas, usted entiende y acepta que, cualquier modificación del 2015 Plan o del Contrato o su terminación, no deberá considerarse como un cambio o menoscabo a las condiciones de su relación de trabajo. Declaración de Políticas. El Otorgamiento de Acciones Restringidas que la Empresa está llevando a cabo en términos del 2015 Plan, es unilateral y discrecional y, por lo tanto, la Empresa se reserva el derecho de modificar e interrumpir el mismo en cualquier tiempo, sin responsabilidad alguna. La Empresa, con domicilio en [LOCATION] es la única responsable de la administración del 2015 Plan y la participación en el 2015 Plan, y la adquisición de acciones no establece, de ninguna manera, una relación de trabajo entre usted y la Empresa, en virtud de que su participación en el 2015 Plan es únicamente de carácter comercial y su único patrón es [CLIENT] y tampoco crea ningún derecho entre usted y su Patrón.. Reconocimiento del Documento del 2015 Plan. Al aceptar el Otorgamiento de las Acciones Restringidas, usted reconoce heber recibido una copia del 2015 Plan, haber revisado el mismo , asi como los Términos del Otorgamiento en su totalidad, y comprender y aceptar en su totalidad todas las disposiciones contenidas en el 2015 Plan y en los Términos del Otorgamiento. Adicionalmente, al acceptar los Términos del Otorgamiento, reconoce que ha leído y, específica y expresamente, acepta los términos y condiciones contenidos en los Términos del Otorgamiento, en los que claramente se describe y establece lo siguiente: (i) la participación en el 2015 Plan no constituye un derecho adquirido; (ii) el 2015 Plan y la participación en el 2015 Plan es ofrecida por la Empresa completamente de forma discrecional; (iii) la participación en el 2015 Plan es voluntaria; y (iv) la Empresa, así como sus Subsidiarias o Filiales no serán responsables por cualquier disminución en el valor de las acciones subyacentes a las Acciones Restringidas. Finalmente, por el presente, usted declara que no se reserva acción legal alguna o derecho a ejercitar en contra de la Empresa por cualquier compensación o daños que se generen como resultado de su participación en el 2015 Plan en virtud de ello, usted otorga el finiquito más amplio que en Derecho proceda al Patrón, la Empresa y sus Subsidiarias y Filiales respecto a cualquier reclamación o demanda que pudiera generarse en relación con el 2015 Plan. NETHERLANDS There are no country specific provisions. RUSSIA U.S. Transaction. You understand that acceptance of the grant of the Performance Share Units results in a contract between you and the Company completed in the United States and that the Agreement is governed by the laws of the State of New York, without regard to choice of law principles thereof. Any Stock to be issued upon vesting of the Performance Share Units shall be delivered to you through a brokerage account in the U.S. You may hold the Stock in your brokerage account in the U.S.; however, in no event will Stock issued to you under the 2015 Plan be delivered to you in Russia. You are not permitted to sell the Stock directly to other Russian legal entities or individuals. Securities Law Information. You acknowledge that the Agreement, the grant of the Performance Share Units, the 2015 Plan and all other materials you may receive regarding participation in the 2015 Plan do not constitute advertising or an offering of securities in Russia. Absent any requirement under local law, the issuance of securities pursuant to the 2015 Plan has not and will not be registered in Russia and therefore, the securities described in any 2015 Plan- related documents may not be used for offering or public circulation in Russia. SINGAPORE Securities Law Information. The grant of the Performance Share Units is being made pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”) under which it is exempt from the prospectus and registration requirements and is not made with a view to the underlying shares being subsequently offered for sale to any other party. The 2015 Plan has not been and will not be lodged or registered as a prospectus with the Monetary Authority of Singapore and is not regulated by any financial supervisory authority pursuant to any legislation in Singapore. Accordingly, statutory liability under the SFA in relation to the content of prospectuses would not apply. You should note that the Performance Share Units are subject to section 257 of the SFA and you should not make (i) any subsequent sale of Stock in Singapore or (ii) any offer of such subsequent sale of Stock subject to the awards in Singapore, unless such sale or offer is made (a) after six months from the Date of Grant or (b) pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA. SOUTH KOREA There are no country specific provisions. SPAIN Nature of Grant. This provision supplements the Nature of Grant section of Appendix A: By accepting the Performance Share Units, you consent to participation in the 2015 Plan and acknowledge that you have received a copy of the 2015 Plan. You understand and agree that, as a condition of the grant of the Performance Share Units, except as provided for under the Termination of Employment section of the Award Terms, the termination of your employment for any reason (including for the reasons listed below) will automatically result in the loss of the Performance Share Units that may have been granted to you and that have not vested on the date of termination. In particular, you understand and agree that any unvested Performance Share Units as of your termination date will be forfeited without entitlement to the underlying shares of Stock or to any amount as indemnification in the event of a termination by reason of, including, but not limited to: resignation, disciplinary dismissal adjudged to be with cause, disciplinary dismissal adjudged or recognized to be without cause (i.e., subject to a “despido improcedente”), individual or collective layoff on objective grounds, whether adjudged to be with cause or adjudged or recognized to be without cause, material modification of the terms of employment under Article 41 of the Workers’ Statute, relocation under Article 40 of the Workers’ Statute, Article 50 of the Workers’ Statute, unilateral withdrawal by the Employer, and under Article 10.3 of Royal Decree 1382/1985. Furthermore, you understand that the Company has unilaterally, gratuitously and in its sole discretion decided to grant the Performance Share Units under the 2015 Plan to individuals who may be employees of the Company or any Subsidiary or Affiliate. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not economically or otherwise bind the Company or its Subsidiaries or Affiliates over and above the specific terms set forth in this Agreement. Consequently, you understand that the Performance Share Units are granted on the assumption and condition that the Performance Share Units and the shares of Stock issued at vesting shall not become a part of any employment or service contract (either with the Company, the Employer or any Subsidiary or Affiliate) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever. In addition, you understand that the grant of the Performance Share Units would not be made to you but for the assumptions and conditions referred to above; thus, you acknowledge and freely accept that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any grant to you of the Performance Share Units shall be null and void. Securities Law Information. The Performance Share Units and the shares of Stock described in this Agreement do not qualify under Spanish regulations as securities. No “offer of securities to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory. The Agreement has not been nor will it be registered with the Comisión Nacional del Mercado de Valores, and does not constitute a public offering prospectus. SWITZERLAND Securities Law Information. The Performance Share Units are not intended to be publicly offered in or from Switzerland. Because the offer of the Performance Share Units is considered a private offering, it is not subject to registration in Switzerland. Neither this document nor any other materials relating to the Performance Share Units (i) constitutes a prospectus as such term is understood pursuant to article 652a of the Swiss Code of Obligations, and neither this document nor any other materials relating to the Performance Share Units (ii) may be publicly distributed or otherwise made publicly available in Switzerland, and (iii) have been or will be filed with, approved or supervised by any Swiss regulatory authority. TAIWAN There are no country specific provisions. UNITED KINGDOM Responsibility for Taxes. This provision supplements the Withholding section of the Award Terms: If payment or withholding of income tax is not made within 90 days of the end of the U.K. tax year in which the event giving rise to the liability for income tax occurs (the “Due Date”) or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003, the amount of any uncollected income tax will constitute a loan owed by you to the Employer, effective on the Due Date. You agree that the loan will bear interest at the then- current Official Rate of Her Majesty’s Revenue and Customs (“HMRC”), it will be immediately due and repayable, and the Company or the Employer may recover it at any time thereafter by any of the means referred to in the Withholding section. Notwithstanding the foregoing, if you are a director or executive officer of the Company (within the meaning of Section 13(k) of the Exchange Act), you will not be eligible for such a loan to cover the income tax liability. In the event that you are a director or executive officer and income tax is not collected from or paid by you by the Due Date, the amount of any uncollected income tax may constitute a benefit to you on which additional income tax and national insurance contributions may be payable. You will be responsible for reporting and paying any income tax and national insurance contributions due on this additional benefit directly to HMRC under the self-assessment regime and for reimbursing the Company or the Employer for any employee national insurance contributions due on this additional benefit, which the Company or the Employer may recover at any time thereafter by any of the means referred to in the Withholding section.